PSEQI 600
PSEQI 600x
                               Chase Vista Funds

                      Supplement Dated September 19, 2000
                           Institutional Class Shares
           Prospectus Dated February 28, 2000 (revised June 1, 2000)


The following paragraph replaces the last paragraph on page 29 in the Fund's Investment Adviser section.

Chase Fleming Asset Management (USA) Inc. (CFAM (USA)) is the sub-adviser to all the Funds except. It makes the day to day investment decisions for those Funds. Chase pays CFAM (USA) a sub-advisory fee for its services. CFAM (USA) is a wholly owned subsidiary of Chase. CFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.